Exhibit 10.9


             EMPLOYEE PATENT AND CONFIDENTIAL INFORMATION AGREEMENT

      THIS AGREEMENT ("Agreement") is made by and between NEPHROS, INC. ("Employer") and _____________ ("Employee").

      1. Definitions.

         a. "Company" - The Employer and any corporation or other business enterprise directly or indirectly controlling, controlled by or under common control with Nephros, Inc. or otherwise related by equity ownership to (whether or not controlling, controlled by, or under common control with) Nephros, Inc. from time to time, whether before or after the execution of this Agreement.

         b. "Customer" - Customers, clients, licensors, licensees, agents, consultants, suppliers and contractors of the Company.

         c. "Confidential Information" - All information, whether or not reduced to writing, possessed by the Company or relating to the business of any actual or demonstrably anticipated research and development of the Company or its Customers and which gives the Company or any of its Customers an advantage over competitors who do not know or use it or is otherwise not generally known in the trade, including, but not limited to, trade secrets, proprietary information, customer lists and computer programs and software, and including information conceived, originated or developed by Employee.

         d. "Inventions" - All discoveries, inventions, improvements, innovations, ideas, concepts and other developments, including, but not limited to, computer programs and software, relating to the business or any actual or demonstrably anticipated research or development of the Company made or conceived by Employee in whole or in part during any period of employment with the Company, whether alone or with others, and whether or not patentable or reduced to practice. [It is understood and acknowledged by the Company and Employee that for purposes of this Agreement, in accordance with California Labor Code Sections 2870-2872, "Inventions" shall not be deemed to include an invention for which no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on the Employee's own time, and (a) which does not related (1) to the business of the Company or (2) to the company's actual or demonstrably anticipated research or development, or (b) which does not result from any work performed by the Employee for the Company].

      2. Consideration. This Agreement is entered in consideration of the hiring or continued employment of the Employee by the Company.

      3. Purpose. The purpose of this Agreement is to protect the trade secrets and other proprietary and confidential information of the Company and the Company's right to certain inventions by Employee, in order to assure the Company's ability to continue its business and furnish employment to its employees and to preserve and protect the secrets of the United States Government, Customers and others which are entrusted to the Company.

      4. Confidentiality. The Employee agrees to maintain the confidentiality of all Confidential Information, both during and subsequent to any periods of employment with the Company, and Employee will not, without express written authorization by the Company, directly or indirectly reveal or cause to be revealed any such Confidential Information to any person other than to Company employees who are authorized to receive such Confidential Information in order to perform their duties for the Company, nor will Employee use any such Confidential Information to the detriment of the Company or its Customers or other than in the course of his employment with the Company.

      5. Return of Confidential Material. In the event of the Employees termination of employment with the Company for any reason whatsoever, the Employee agrees promptly to deliver to the Company all Confidential Information and Employee will not take or keep any Confidential Information, whether in its original form or as copies, upon the termination of his employment.

      6. Return of Documents. All memoranda notes, notebooks, reports, drawings, photographs, plans, papers, recordings, tapes, computer discs or other forms of records made or compiled by or made available to Employee during the course of his employment, and any abstracts thereof, whether or not they contain Confidential Information, are and shall be the property of the Company and shall immediately be delivered by Employee to Company at its request or upon termination of his employment.

      7. Assignment of Inventions.

         a. The Employee hereby assigns and transfers to the Company without further consideration his entire right, title and interest in and to all Inventions (as defined in this Agreement).

         b. Employee shall disclose any Invention during the period of employment promptly and fully in writing to Employee's immediate supervisor at the Company, with a copy to the President of Employer, to enable the Company to determine whether the Invention is subject to this Agreement, regardless of whether Employee believes the Invention belongs to him [or is protected by California Labor Code Section 2870.] To the extent that such Invention may belong to the Employee, the Company shall protect such disclosures to the same extent that it protects its own like proprietary information. The Company, however, shall have no such obligations to the extent such Invention is owned by the Company.

         c. Employee will, at the Company's request, promptly execute a written assignment of title to the Company for any Invention required to be assigned by this Agreement and will preserve any such Invention as Confidential Information of the Company.

         d. Employee shall, upon request by the Company, assist the Company or its nominee (at Company's expense) in every reasonable way during and at any time after Employee's employment to patent and defend the Company's or its nominee's title to any Inventions in any and all countries, which patents shall be and remain the sole and exclusive property of the Company or its nominee.

      8. Prior Inventions. It is understood that all inventions, if any patented or unpatented, which Employee made prior to employment by the Company are excluded from the scope of this Agreement. The Employee warrants that Employee has inserted in Schedule A attached hereby and made a part hereof a complete list of all prior inventions of Employee, if any, including numbers of all patents, and patent applications, and, in the case of unpatented inventions, a brief description of all such inventions which are not the property of a previous employer. Employee further warrants that, if no items are on the list, Employee has had no such prior inventions. IF NO INVENTIONS, SO INDICATE BY YOUR
INITIALS: ____.

      9. Extension of Obligations and Agreement to Previous and Future Employment. The Employee understands and agrees that the provisions of this Agreement extend also to all previous and future periods of Employee's employment by the Company and this Agreement shall continue to be in full force and effect without re-execution in the event Employee transfers between different employers within the Company, whether or not there are periods between such transfers during which the Employee is not employed by any employer within the Company.

      10. Other Obligations. Employee hereby acknowledges that the Company from time to time may have agreements with other persons or with the United States Government which impose obligations or restrictions on the Company regarding inventions made during the course of work thereunder or regarding the confidential nature of such work. Employee hereby agrees to be bound by all such obligations and restrictions and to take all actions necessary to discharge the obligations of the Company thereunder.

      11. Trade Secrets and Confidential Information of Others. The Employee represents and warrants that Employee's performance of all the terms of this Agreement and as an Employee of the Company does not and shall not breach any agreement to keep in confidence proprietary or confidential information acquired by the Employee during a period in which Employee was not employed by the Company, and Employee further represents and warrants that Employee shall not disclose to the Company, or induce the Company to use, any proprietary or confidential information belonging to any previous employer or to others.

      12. Non-limitation of Rights. This Agreement shall not be construed to limit in any way any "shop rights" or other common law or contractual right of the Company by virtue of any previous relationship with the Employee.

      13. Modification. This Agreement may only be modified or terminated by an instrument in writing, signed by the Employee and the Company.

      14. Remedies. Employee and Company acknowledge and stipulate that the covenants and agreements contained in this Agreement are of a special nature and that any breach, violation or evasion by Employee of the terms of this Agreement will result in immediate and irreparable injury and harm to the Company, and will cause damage to the Company in amounts difficult to ascertain. Accordingly, the Company shall be entitled to the remedies of injunction and specific performance, or either of such remedies, as well as to all other legal or equitable remedies to which the Company may be entitled, including, without limitation, termination of the employment of Employee.

      15. Entire Agreement. The Employee hereby acknowledges receipt of a signed counterpart of this Agreement and acknowledges that it is Employee's entire Agreement with the Company with respect to the subject matter hereof, thereby superseding any previous oral or written understanding or agreements with the Company or any officer or representative of the Company. Nothing in this Agreement shall be deemed to be a contract of employment for a definite period of time or limit the right of the Company to terminate the employment of the Employee, with or without cause.

      16. Severability. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provisions shall be severed or otherwise modified as may best preserve the intention of the parties hereto, and the Agreement as so modified shall remain in full force and effect.

      17. Successors and Assigns. This Agreement shall be binding upon Employee's heirs, executors, administrators and other legal representatives, and is for the benefit of the Company, it successors and assigns.

      18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereby set their hands as of this ____ day of _________, ______, and the Employee has completed Schedule A which is set forth below.



                                         NEPHROS, INC.
________________________________         Employer
Employee

Address:                                 By:_______________________________

________________________________         (Type or Print) __________
Street

________________________________         Title:  ______
City, State or Province, Country

                                   SCHEDULE A

      Following is a complete list of all prior inventions of Employee, if any, including numbers of all patents, and patent applications, and, in the case of unpatented inventions, a brief description of all such inventions which are not the property of a previous employer.

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